SCHEDULE OF RIGHT OF USE ASSETS AND LIABILITIES (Details) $ in Thousands, $ in Thousands	Dec. 31, 2024 USD ($)	Dec. 31, 2024 SGD ($)	Dec. 31, 2023 SGD ($)
Right-of-use Rou Assets And Lease Payable
Operating lease ROU asset	$ 1,897	$ 2,592	$ 2,592
Less: accumulated amortization	(702)	(960)	(749)
Operating lease ROU asset, net	1,195	1,632	1,843
Current portion	214	292	300
Non-current portion	722	986	1,283
Total	$ 936	$ 1,278	$ 1,583